ENTERPRISE FINANCIAL

TALENT · STRENGTH · PASSION

# BUILT TO PERFORM

# WELCOME & CALL TO ORDER

## Peter F. Benoist
## Chairman

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ENTERPRISE FINANCIAL

# LEAD DIRECTOR'S REMARKS

## James J. Murphy, Jr.

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ENTERPRISE FINANCIAL

# A SALUTE TO PAUL MCKEE



**PAUL J. MCKEE, JR.**

**CHAIRMAN**

**ENTERPRISE FINANCIAL SERVICES CORP**

**2001- 2005**

**IN APPRECIATION FOR YOUR ENTREPRENEURIAL SPIRIT, AND YOUR CONTRIBUTION TO THE SUCCESS OF ENTERPRISE FINANCIAL**

# OVERVIEW

# Kevin C. Eichner
# President & CEO

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ENTERPRISE FINANCIAL

# *FORWARD LOOKING STATEMENT*

It should be noted that in addition to the historical information contained herein, this presentation contains forward-looking statements which are inherently subject to risks and uncertainties that could cause actual results to differ materially from those contemplated from such statements. Factors that could cause or contribute to such differences include, but are not limited to, burdens imposed by federal and state regulations of banks, credit risk, exposure to local economic conditions, risks associated with rapid increase or decrease in prevailing interest rates and competition from banks and other financial institutions, as well as those risks described in Enterprise Financial's 2005 Annual Report or Form 10-K.

# CORPORATE HISTORY

**1988**
- FOUNDING

**1997**
- OPENED SO. CO. & ST. CHARLES UNITS
- PUBLIC OTC CO. STATUS

**1998**
- TRUST COMPANY FORMED

**2000**
- ENTERED KANSAS CITY MARKET WITH ACQUISITION OF COMMERCIAL GUARANTY BANCSHARES

**2002**
- NEW LEADERSHIP NAMED

**2003**
- HEAVY RECRUITING OF NEW TALENT
- SALE OF S.E.KS BRANCHES

**2004**
- BEGIN INTRO TO INSTITUTIONAL INVESTORS
- WEALTH PRODUCT EXPANSION
- PREP FOR NATIONAL LISTING

**2005**
- NATIONAL NASDAQ LISTING
- INCLUSION IN RUSSELL INDEX
- MILLENNIUM ACQUISITION
- THIRD CONSECUTIVE YEAR OF RECORD EARNINGS

**2006**
- CONTINUED RAPID GROWTH IN BOTH LOB'S
- EXPANSION OF WHOLESALE PLATFORM
- CONTINUED SHAREHOLDER RECOMPOSITION STRATEGY
- NORTHSTAR ACQUISITION

# OUR BUSINESS MODEL

**Enterprise Financial Services Corp is a high growth company in two lines of business, Commercial Banking and Wealth Management, focused on private businesses and their owner families.**

# EFSC STRATEGIC VALUE MATRIX

| | BANKING | WEALTH MANAGEMENT |
|---|---|---|
| DIRECT | ▪St. Louis - $775 million loans<br>▪KC - $225 million loans<br>▪Future Markets (TBD)<br>▪NorthStar Acquisition to add $170 million in K.C.<br>▪Future Markets (TBD) | ▪ St. Louis Trust - $1.27 billion assets<br>▪ KC Trust - $140 million assets<br>▪ Future Markets (TBD) |
| WHOLESALE | ▪Channels include TPA's, financial advisors, and others:<br>$70 million in deposits and growing rapidly | ▪Wealth Products Group (Millennium): Recent life insurance acquisition expected to generate $8.8 mm of fee income and $2.2 mm pre-tax in '06 |

# NET INCOME

In millions of dollars



$12.0
$11.0
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
*
$2.7
$5.0
$6.9
$8.2
$11.3
'05 Increase = 38%
3 year CAGR '02 -'05 = 31%
'01
'02
'03
'04
'05
*Proforma

# FULLY DILUTED EPS



In dollars
$1.10
$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
*
$0.29
$0.52
$0.70
$0.82
$1.05
'05 Increase = 28%
3 year CAGR '02 -'05 = 26%
'01
'02
'03
'04
'05
*Proforma

ENTERPRISE FINANCIAL

# GROWTH STRATEGIES

## Peter F. Benoist
## Chairman

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ENTERPRISE FINANCIAL

# STRATEGIC INTENT: ORGANIC GROWTH MODEL 2005 THROUGH 2010*

**Banking Business:**
- 12-15% Annual Growth
- 3.95 – 4.05% NIM
- < .25% charge-offs

+

**Wealth Management Business:**
- 20-25% Revenue CAGR
- 30-35% Earnings CAGR

→ **< 10% Average Annual Non-Interest Expense Growth Allowable**

→ **EPS Growth = 17-22% Thru Plan Horizon**

* Not intended as a forecast. Does not include effect of Millennium or other acquisitions.

# *MILLENNIUM BROKERAGE GROUP*

- **Leading distributor of insurance products and insurance –based solutions**
- **A top distributor for several of the major insurance carriers**
- **Diverse distribution channels – Banks, P&C, CPAs, family offices, independent agents**
- **Nationwide scope, Nashville-based with 13 sales offices across the country**

# MILLENNIUM LOCATIONS


WA
MT
ND
MN
OR
ID
SD
WI
MI
NY
VT
ME
NH
MA
RI
CT
NJ
DE
MD
PA
WY
NE
IA
IL
IN
OH
WV
VA
NV
UT
KS
KY
NC
CA
TN
SC
AZ
NM
OK
MS
AL
GA
TX
LA
FL

# MILLENNIUM'S STRATEGIC FIT

- Logical extension of Wealth Management business
- Wholesale distribution platform for Wealth Management and banking products
- Consistent with our target market – business owners and managements, high net worth families
- Significant fee income generator, accretive in first year

## NORTHSTAR

- Rapidly growing $200 million bank, started in 2000
- Commercial-oriented bank operating from five locations
- Anticipate closing in third quarter, conversion in fourth quarter

# NORTHSTAR'S STRATEGIC FIT

- Will double our Kansas City asset base to $500 million
- No dilution in first year; slight accretion second year
- Brings us additional talent, expanded platform for recruiting
- Attractive private business client base, plus excellent wealth management opportunities
- Entry into desirable markets in Northern and Eastern Kansas City market

# ENTERPRISE BANK & TRUST

## Stephen P. Marsh
## President

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ENTERPRISE FINANCIAL

# OVERVIEW: BANKING LINE OF BUSINESS

- $1.3 billion of banking assets growing at 15% CAGR
- Diverse loan portfolio with business owners we know
- Sophisticated credit management with outstanding credit quality
- Exceptional core deposit base with 21% DDA and less than 10% brokered deposits
- Powerful direct distribution platforms in two urban markets
- The top middle market commercial banking talent in each location

# SOLID YEAR OVER YEAR LOAN GROWTH

Portfolio loans at year-end in millions of dollars



$1,100
$1,000
$900
$800
$700
$600
$603
$680
$784
$899
$1,002
'01
'02
'03
'04
'05
'05 Growth = 12%
3 year CAGR '02 -'05 = 14%

# EXCELLENT CORE DEPOSIT GROWTH



Year-end deposits in millions of dollars
$1,200
$1,100
$1,000
$900
$800
$700
$600
$656
$716
$796
$940
$1,116
'01
'02
'03
'04
'05
'05 Growth = 19%
3 year CAGR '02-'05 = 16%

Note: Core deposits are 90% or more of totals shown

ENTERPRISE FINANCIAL

# AN ENVIABLE DEPOSIT MIX

| | 2001 | 2002 | 2003 | 2004 | 2005 |
|---|---|---|---|---|---|
| DDA | 15% | 18% | 20% | 21% | 21% |
| NOW/MMA/ SAVINGS | 53% | 56% | 55% | 54% | 53% |
| TIME DEPOSITS | 26% | 21% | 20% | 18% | 20% |
| BROKERED/ NON-CORE | 6% | 5% | 5% | 7% | 6% |
| TOTAL | 100% | 100% | 100% | 100% | 100% |

# RISING NET INTEREST INCOME

In millions of dollars



$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$28.8
$30.9
$32.7
$36.7
$44.6
'01
'02
'03
'04
'05
'05 Increase = 22%
3 year CAGR '02-'05 = 13%

# PRISTINE ASSET QUALITY



%
1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
1.21%
1.27%
1.35%
1.30%
1.30%
0.62%
0.57%
0.49%
0.20%
0.20%
0.14%
0.14%
0.22%
0.13%
0.02%
'01
'02
'03
'04
'05
Allowance for loan losses to total loans
Non-performing loans to loans
Net charge-offs to avg. loans

# WEALTH MANAGEMENT

## Paul L. Vogel
## CEO - Enterprise Trust

**BUILT TO PERFORM**

# OVERVIEW: WEALTH MANAGEMENT LINE OF BUSINESS

- Rapidly increasing asset base with even faster managed asset growth
- Emerging as a significant Enterprise differentiator and earnings contributor
- Team-based client relationship model, staffed with JDs, CPAs, CFPs, LLMs
- Significant management and organizational depth
- Open architecture, non-proprietary money management platform
- Direct and wholesale channels

# GROWTH IN ASSETS UNDER ADMINISTRATION



In Millions
$1,400
$1,200
$1,000
$800
$600
$846
$949
$1,152
$1,331
$1,321
$1,496
12/31/01
12/31/02
12/31/03
12/31/04
12/31/05 *
3/31/06 *
Assets Under Admin.

* No CTF or Custody

ENTERPRISE FINANCIAL

# GROWTH IN ASSETS UNDER MANAGEMENT



In Millions
$1,000
$800
$600
$400
$200
$272
$406
$533
$639
$820
$976
12/31/01
12/31/02
12/31/03
12/31/04
* 12/31/05
* 3/31/06
Managed Assets

* No CTF or Custody

ENTERPRISE FINANCIAL

# HISTORICAL WEALTH MANAGEMENT REVENUE GROWTH

Gross revenue in millions of dollars


$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
'01
'02
'03
'04
'05
$2.0
$3.2
$4.6
$5.3
$7.4
'05 Growth = 40%
3 year CAGR '02-'05 = 32%

# PROJECTED WEALTH MANAGEMENT REVENUE GROWTH

Gross revenue in millions of dollars



$16.0 - $18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
'05 Growth = 40%
3 year CAGR '02-'05 = 32%
$7.4
$5.3
$4.6
$3.2
$2.0
'01
'02
'03
'04
'05
'06
Expectation

# HISTORICAL WEALTH MANAGEMENT PROFITABILITY

In millions of dollars of pre-tax earnings



$1.50
$1.00
$0.50
$0.00
($0.50)
($1.00)
($1.50)
'01
'02
'03
'04
'05
$(1.20)
$(0.76)
$(0.04)
$0.70
$1.14
'05 Increase = 63%
3 year CAGR '02-'05 = N/M

# PROJECTED WEALTH MANAGEMENT PROFITABILITY

In millions of dollars of pre-tax earnings



$5.50
$4.50
$3.50
$2.50
$1.50
$0.50
($0.50)
($1.50)
'05 Increase = 63%
3 year CAGR '02-'05 = N/M
$5.00-$5.50
$1.14
$0.70
'01
'02
'03
'04
'05
'06
Expectation
$(1.20)
$(0.76)
$(0.04)

# FIRST QUARTER HIGHLIGHTS

## Frank H. Sanfilippo
## CFO

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ENTERPRISE FINANCIAL

# A GREAT START TO 2006

| | 1Q 2005 | 1Q 2006 | Change |
|---|---|---|---|
| NET INCOME | $2.4 million | $3.0 million | +25% |
| EPS | $0.23 | $0.28 | +22% |
| TOTAL BANKING ASSETS | $1.1 billion | $1.3 billion | +13% |
| TOTAL TRUST ASSETS | $1.1 billion* | $1.5 billion | +36% |

*Proforma without Common Trust Funds that were distributed in December, 2005 per a related contract.

# *STRONG LENDING RESULTS*

- **Loans reached $1.066 billion at 3-31-06**
- **Loans grew $64 million in 1st quarter – a 25% annualized rate of increase**
- **Net recoveries of $174,000**
- **Nonperforming loans of 13 basis points at 3/06 vs. 32 basis points at 3/05**

# ACCELERATED FEE INCOME GROWTH

- Trust revenues increased 25% since prior year 1Q
- Millennium contributed an additional $1.8 million in 1st quarter
- Total Wealth Management revenues grew 174%
- Fee income ratio increased from 15% to 26%

# CONTROLLED EXPENSE GROWTH

- Efficiency ratio improved to 61% from 62%
- Excluding Millennium, noninterest expenses up 9% - still within organic growth model guidelines, despite rapid growth
- Millennium expenses on plan

# THE CASE FOR ENTERPRISE SHAREHOLDERS

## Kevin C. Eichner
## President & CEO

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ENTERPRISE FINANCIAL

# EFSC INVESTMENT VALUE DRIVERS

- Commercial vs. retail banking strategy
- High, sustainable growth – top and bottom line
- Increasingly diversified income streams
- Enviable core deposit base
- Exceptional asset quality
- Seasoned management with strong track records

# EFSC INVESTMENT VALUE DRIVERS *(cont.)*

- Stock positioned as a high growth, high performing winner in the small cap space
- Achieving significant lift in EPS driven by:
  - Strong core banking growth
  - Wealth Management net fee income
  - Noninterest expense control
- Driving outstanding shareholder returns with excellent prospects for continued long term growth
- Newly listed NASDAQ national market stock trading with strong inside ownership and early-stage institutional interest

# STOCK PRICE



Δ 207 % Increase Since Mid 2002
$29.00
$26.00
$23.00
$20.00
$17.00
$14.00
$11.00
$8.00
NorthStar Acquired 3/23/06
National NASDAQ Listing 7-1-05
New Management Team Named 7/1/02
Millennium Acquired 10/19/05
Δ 32% Increase in 2004
Δ 23% Increase in 2005

# *MARKET DATA*



220
200
180
160
140
120
100
80
Indexed Price
4/9/04
6/9/04
8/9/04
10/8/04
12/9/04
2/8/05
4/8/05
6/10/05
8/10/05
10/10/05
12/9/05
2/9/06
4/11/06
S&P 500
KBW Bank Index
EFSC

ENTERPRISE FINANCIAL

# THE HIGH PERFORMANCE PYRAMID

**EFSC VS. BANKING INDUSTRY**

**EFSC is one of 2 publicly traded banks that meets these size, performance and asset quality metrics.***


2
2006 Projected EPS Growth > 25.00%
7
2006 Projected EPS Growth > 20.00%
41
LTM NCOs/Average Loans < 0.10%
76
LTM Net Interest Margin > 4.00%
148
LTM ROAA > 0.95% &
LTM ROAE > 13.00%
270
Assets > $1 Billion
1019
All Publicly
Traded Banks

ENTERPRISE FINANCIAL

# ORIGINAL SHAREHOLDER RESULTS

| 1988 | | 2006 |
|---|---|---|
| $100 | = | $1,650 |

# IT'S THE PEOPLE!



# Q & A

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